UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2012 (January 12, 2011)

MID-AMERICA APARTMENT COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

TENNESSEE	1-12762	62-1543819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue, Suite 300
Memphis, Tennessee	38138
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 682-6600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

During the year ended December 31, 2011, Mid-America Apartment Communities, Inc. (the “Company”) acquired eleven apartment communities comprising 3,055 units, for a total purchase price of approximately $362.5 million. No acquisition was individually significant (i.e. at least 5% of reported Assets as of December 31, 2010); however, in the aggregate, our acquisitions exceed 10% of our Total Assets. Accordingly, the Company is hereby filing certain financial information required by Rule 3-14 and Article 11 of Regulation S-X relating to the properties detailed below and henceforth referred to as the “Acquired Properties.” Audited property financial statements were obtained for a majority of our acquisitions and are included in this report. No properties were acquired from a related party.

In acquiring the properties, the Company evaluated the location and accessibility of the properties, the size of the properties, the purchase price, the non-financial terms of the acquisitions, the potential for any environmental problems, the current and historical occupancy rates of the properties, the physical condition of the properties, the local market conditions, the potential for new construction in the area, the real estate tax and insurance costs, and any anticipated capital improvements required. The Company, after reasonable inquiry, is not aware of any material factors, other than those discussed above, that would cause the reported financial information not to be necessarily indicative of future operating results.

Apartment Community	Location	Number of Units	Date Acquired

Alamo Ranch	San Antonio, TX	340	January 12, 2011
Magnolia Parke	Gainesville, FL	204	April 20, 2011
Atlantic Crossing	Jacksonville, FL	200	April 29, 2011
Hamptons at Hunton Park	Glen Allen (Richmond), VA	300	June 1, 2011
Avala at Savannah Quarters	Pooler (Savannah), GA	256	June 13, 2011
Tattersall at Tapestry Park	Jacksonville, FL	279	June 23, 2011
Birchall at Ross Bridge	Hoover (Birmingham), AL	240	August 25, 2011
Legends at Lowe's Farm	Mansfield (Dallas), TX	456	September 19, 2011
Aventura at Indian Lake	Hendersonville (Nashville), TN	300	October 18, 2011
Palisades at Chenal Valley	Chenal Valley (Little Rock), AR	248	November 30, 2011
Seasons at Celebrate Virginia	Fredericksburg, VA	232	December 8, 2011

2

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of real estate operations acquired

Alamo Ranch apartments:

Report of independent public accounting firm

Statement of revenue and certain expenses for twelve months ended December 31, 2010

Hamptons at Hunton Park apartments:

Report of independent public accounting firm

Statement of revenue and certain expenses for twelve months ended December 31, 2010 and five months ended May 31, 2011 (unaudited)

Avala at Savannah Quarters apartments:

Report of independent public accounting firm

Statement of revenue and certain expenses for twelve months ended December 31, 2010 and five months ended May 31, 2011 (unaudited)

Tattersall at Tapestry Park apartments:

Report of independent public accounting firm

Statement of revenue and certain expenses for twelve months ended December 31, 2010 and five months ended May 31, 2011 (unaudited)

Birchall at Ross Bridge apartments:

Report of independent public accounting firm

Statement of revenue and certain expenses for twelve months ended December 31, 2010 and eight months ended August 31, 2011 (unaudited)

Aventura at Indian Lake apartments:

Report of independent public accounting firm

Statement of revenue and certain expenses for twelve months ended December 31, 2010 and ten months ended October 31, 2011 (unaudited)

(b) Pro Forma Financial Information

Pro forma condensed consolidated statements of operations for the twelve months ended December 31, 2011 (unaudited)

3

(c) Shell Company Transactions

Not Applicable

(d) Exhibits

Exhibit 23.1 – Consent of Watkins Uiberall PLLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

of Mid-America Apartment Communities, Inc.

We have audited the accompanying statement of revenue and certain expenses of Alamo Ranch (the Acquisition Property), as described in Note 1, for the year ended December 31, 2010. This statement is the responsibility of the Acquisition Property’s management. Our responsibility is to express an opinion on the statement of revenue and certain expenses for the Acquisition Property based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Acquisition Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Acquisition Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses for the Acquisition Property was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Acquisition Property’s revenues and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Watkins Uiberall PLLC

Memphis, Tennessee

September 16, 2011

4

MID-AMERICA APARTMENT COMMUNITIES, INC.

STATEMENT OF REVENUE AND CERTAIN EXPENSES

Alamo Ranch

Year Ended December 31, 2010

Rental and other property income	$3,643,383

Rental expense:
Operating expenses	806,055
Real estate taxes	545,824
Repairs and maintenance	120,753
1,472,632

Revenues in excess of certain expenses	$2,170,751

See accompanying notes.

5

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

General

The accompanying financial statement includes the operations of Alamo Ranch (the Acquisition Property) owned by parties unaffiliated with Mid-America Apartment Communities, Inc. (the company) and Mid-America Apartments, L.P. (the operating partnership). The Acquisition Property, a multi-family residential property located in San Antonio, Texas was acquired by a subsidiary of the Operating Partnership on January 12, 2011 and contains 340 units.

Basis of Presentation

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of revenue and certain expenses. In addition, some expenses have been excluded because the Operating Partnership does not anticipate that they will be incurred in the future operation of this property. Expenses excluded consist primarily of management fees. Direct operating expenses primarily include payroll, utilities, leasing and marketing, insurance and other general and administrative costs.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Rental revenues are recognized using a method that represents a straight-line basis over the term of the lease. Leases are generally for one year or less.

Advertising Costs

All advertising costs are expensed as incurred and included on the statement of revenues and certain expenses with operating expenses. Year ended December 31, 2010 advertising costs totaled $118,483.

Use of Estimates

The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

of Mid-America Apartment Communities, Inc.

We have audited the accompanying statement of revenue and certain expenses of Hamptons at Hunton Park (the Acquisition Property), as described in Note 1, for the year ended December 31, 2010. This statement is the responsibility of the Acquisition Property’s management. Our responsibility is to express an opinion on the statement of revenue and certain expenses for the Acquisition Property based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Acquisition Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Acquisition Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses for the Acquisition Property was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Acquisition Property’s revenues and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

The statement of certain revenue and expenses for the five month period ended May 31, 2011 was not audited by us, and, accordingly, we do not express an opinion on them.

/s/ Watkins Uiberall PLLC

Memphis, Tennessee

September 19, 2011

7

MID-AMERICA APARTMENT COMMUNITIES, INC.

STATEMENT OF REVENUE AND CERTAIN EXPENSES

HAMPTONS AT HUNTON PARK

	Year Ended December 31, 2010	Five Month Period Ended May 31, 2011 (unaudited)

Rental and other property income	$3,980,037	$1,642,496

Rental expense:
Operating expenses	686,418	271,251
Real estate taxes	297,491	127,743
Repairs and maintenance	296,732	98,428
	1,280,641	497,422

Revenues in excess of certain expenses	$2,699,396	$1,145,074

See accompanying notes.

8

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

General

The accompanying financial statement includes the operations of Hamptons at Hunton Park (the Acquisition Property) owned by parties unaffiliated with Mid-America Apartment Communities, Inc. (the company) and Mid-America Apartments, L.P. (the operating partnership). The Acquisition Property, a multi-family residential property located in Glen Allen, VA was acquired by a subsidiary of the Operating Partnership on June 1, 2011 and contains 300 units.

Basis of Presentation

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of revenue and certain expenses. In addition, some expenses have been excluded because the Operating Partnership does not anticipate that they will be incurred in the future operation of this property. Expenses excluded consist primarily of management fees and main office allocations. Direct operating expenses primarily include payroll, utilities, leasing and marketing, insurance and other general and administrative costs.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2010. In the opinion of the management of property all adjustments consisting only of normal recurring adjustments necessary for fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Rental revenues are recognized using a method that represents a straight-line basis over the term of the lease. Leases are generally for one year or less.

Advertising Costs

All advertising costs are expensed as incurred and included on the statement of revenues and certain expenses with operating expenses. Year ended December 31, 2010 advertising costs totaled $49,794.

Use of Estimates

The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

of Mid-America Apartment Communities, Inc.

We have audited the accompanying statement of revenue and certain expenses of Avala at Savannah Quarters (the Acquisition Property), as described in Note 1, for the year ended December 31, 2010. This statement is the responsibility of the Acquisition Property’s management. Our responsibility is to express an opinion on the statement of revenue and certain expenses for the Acquisition Property based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Acquisition Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Acquisition Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses for the Acquisition Property for the year ended December 31, 2010 was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Acquisition Property’s revenues and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

The statement of certain revenue and expenses for the five month period ended May 31, 2011 was not audited by us, and, accordingly, we do not express an opinion on it.

/s/ Watkins Uiberall PLLC

Memphis, Tennessee

September 19, 2011

10

MID-AMERICA APARTMENT COMMUNITIES, INC.

STATEMENT OF REVENUE AND CERTAIN EXPENSES

Avala at Savannah Quarters

	Year Ended December 31, 2010	Five Month Period Ended May 31, 2011 (unaudited)

Rental and other property income	$2,444,036	$1,192,966

Rental expense:
Operating expenses	823,244	265,791
Real estate taxes	226,967	102,198
Repairs and maintenance	164,593	67,324
	1,214,804	435,313

Revenues in excess of certain expenses	$1,229,232	$757,653

See accompanying notes.

11

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

General

The accompanying financial statement includes the operations of Avala at Savannah Quarters (the Acquisition Property) owned by parties unaffiliated with Mid-America Apartment Communities, Inc. (the company) and Mid-America Apartments, L.P. (the operating partnership). The Acquisition Property, a multi-family residential property located in Pooler, GA was acquired by a subsidiary of the Operating Partnership on June 13, 2011 and contains 256 units.

Basis of Presentation

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of revenue and certain expenses. In addition, some expenses have been excluded because the Operating Partnership does not anticipate that they will be incurred in the future operation of this property. Expenses excluded consist primarily of management fees. Direct operating expenses primarily include payroll, utilities, leasing and marketing, insurance and other general and administrative costs.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2010. In the opinion of the management of property all adjustments consisting only of normal recurring adjustments necessary for fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Rental revenues are recognized using a method that represents a straight-line basis over the term of the lease. Leases are generally for one year or less.

Advertising Costs

All advertising costs are expensed as incurred and included on the statement of revenues and certain expenses with operating expenses. Year ended December 31, 2010 advertising costs totaled $53,950.

Use of Estimates

The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

of Mid-America Apartment Communities, Inc.

We have audited the accompanying statement of revenue and certain expenses of Tattersall at Tapestry Park (the Acquisition Property), as described in Note 1, for the year ended December 31, 2010. This statement is the responsibility of the Acquisition Property’s management. Our responsibility is to express an opinion on the statement of revenue and certain expenses for the Acquisition Property based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Acquisition Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Acquisition Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses for the Acquisition Property for the year ended December 31, 2010 was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Acquisition Property’s revenues and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

The statement of certain revenue and expenses for the five month period ended May 31, 2011 was not audited by us, and, accordingly, we do not express an opinion on it.

/s/ Watkins Uiberall PLLC

Memphis, Tennessee

September 21, 2011

13

MID-AMERICA APARTMENT COMMUNITIES, INC.

STATEMENT OF REVENUE AND CERTAIN EXPENSES

tATTERSALL AT TAPESTRY PARK

		Five Month Period
	Year Ended	Ended May 31, 2011
	December 31, 2010	(unaudited)

Rental and other property income	$3,707,480	$1,611,630

Rental expense:
Operating expenses	888,805	357,157
Real estate taxes	417,511	183,975
Repairs and maintenance	198,811	79,721
	1,505,127	620,853

Revenues in excess of certain expenses	$2,202,353	$990,777

See accompanying notes.

14

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

General

The accompanying financial statement includes the operations of Tattersall at Tapestry Park (the Acquisition Property) owned by parties unaffiliated with Mid-America Apartment Communities, Inc. (the company) and Mid-America Apartments, L.P. (the operating partnership). The Acquisition Property, a multi-family residential property located in Jacksonville, FL was acquired by a subsidiary of the Operating Partnership on June 23, 2011 and contains 279 units.

Basis of Presentation

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of revenue and certain expenses. In addition, some expenses have been excluded because the Operating Partnership does not anticipate that they will be incurred in the future operation of this property. Expenses excluded consist primarily of management fees. Direct operating expenses primarily include payroll, utilities, leasing and marketing, insurance and other general and administrative costs.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2010. In the opinion of the management of property, all adjustments consisting only of normal recurring adjustments necessary for fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Rental revenues are recognized using a method that represents a straight-line basis over the term of the lease. Leases are generally for one year or less.

Advertising Costs

All advertising costs are expensed as incurred and included on the statement of revenues and certain expenses with operating expenses. Year ended December 31, 2010 advertising costs totaled $29,793.

Use of Estimates

The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

of Mid-America Apartment Communities, Inc.

We have audited the accompanying statement of revenue and certain expenses of Birchall at Ross Bridge (the Acquisition Property), as described in Note 1, for the year ended December 31, 2010. This statement is the responsibility of the Acquisition Property’s management. Our responsibility is to express an opinion on the statement of revenue and certain expenses for the Acquisition Property based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Acquisition Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Acquisition Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses for the Acquisition Property was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Acquisition Property’s revenues and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

The statement of certain revenue and expenses for the eight month period ended August 31, 2011 was not audited by us, and, accordingly, we do not express an opinion on them.

/s/ Watkins Uiberall PLLC

Memphis, Tennessee

January 16, 2012

16

MID-AMERICA APARTMENT COMMUNITIES, INC.

STATEMENT OF REVENUE AND CERTAIN EXPENSES

Birchall at Ross Bridge

		Eight Month
		Period Ended
	Year Ended	August 31, 2011
	December 31, 2010	(unaudited)

Rental and other property income	$2,559,535	$1,980,009

Rental expense:
Operating expenses	644,335	401,376
Real estate taxes	381,659	174,934
Repairs and maintenance	188,828	125,897
	1,214,822	702,207

Revenues in excess of certain expenses	$1,344,713	$1,277,802

See accompanying notes.

17

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

General

The accompanying financial statement includes the operations of Birchall at Ross Bridge (the Acquisition Property) owned by parties unaffiliated with Mid-America Apartment Communities, Inc. (the company) and Mid-America Apartments, L.P. (the operating partnership). The Acquisition Property, a multi-family residential property located in Hoover, AL was acquired by a subsidiary of the Operating Partnership on August 25, 2011 and contains 240 units.

Basis of Presentation

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of revenue and certain expenses. In addition, some expenses have been excluded because the Operating Partnership does not anticipate that they will be incurred in the future operation of this property. Expenses excluded consist primarily of management fees. Direct operating expenses primarily include payroll, utilities, leasing and marketing, insurance and other general and administrative costs.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2010. In the opinion of the management of property all adjustments consisting only of normal recurring adjustments necessary for fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Rental revenues are recognized using a method that represents a straight-line basis over the term of the lease. Leases are generally for one year or less.

Advertising Costs

All advertising costs are expensed as incurred and included on the statement of revenues and certain expenses with operating expenses. Year ended December 31, 2010 advertising costs totaled $68,309.

Use of Estimates

The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

of Mid-America Apartment Communities, Inc.

We have audited the accompanying statement of revenue and certain expenses of Aventura at Indian Lake Village (the Acquisition Property), as described in Note 1, for the year ended December 31, 2010. This statement is the responsibility of the Acquisition Property’s management. Our responsibility is to express an opinion on the statement of revenue and certain expenses for the Acquisition Property based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Acquisition Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Acquisition Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses for the Acquisition Property was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Acquisition Property’s revenues and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

The statement of certain revenue and expenses for the ten month period ended October 31, 2011 was not audited by us, and, accordingly, we do not express an opinion on them.

/s/ Watkins Uiberall

Memphis, Tennessee

January 23, 2012

19

MID-AMERICA APARTMENT COMMUNITIES, INC.

STATEMENT OF REVENUE AND CERTAIN EXPENSES

Aventura at indian lake village

	Year Ended	Ten Month Period
	December 31,	Ended October 31,
	2010	2011 (unaudited)

Rental and other property income	$2,635,240	$2,669,358

Rental expense:
Operating expenses	1,094,949	688,059
Real estate taxes	259,311	234,550
Repairs and maintenance	141,948	56,287
	1,496,208	978,896

Revenues in excess of certain expenses	$1,139,032	$1,690,462

See accompanying notes.

20

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

General

The accompanying financial statement includes the operations of Aventura at Indian Lake Village (the Acquisition Property) owned by parties unaffiliated with Mid-America Apartment Communities, Inc. (the company) and Mid-America Apartments, L.P. (the operating partnership). The Acquisition Property, a multi-family residential property located in Hendersonville, TN was acquired by a subsidiary of the Operating Partnership on October 18, 2011 and contains 300 units.

Basis of Presentation

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of revenue and certain expenses. In addition, some expenses have been excluded because the Operating Partnership does not anticipate that they will be incurred in the future operation of this property. Expenses excluded consist primarily of management fees. Direct operating expenses primarily include payroll, utilities, leasing and marketing, insurance and other general and administrative costs.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2010. In the opinion of the management of property all adjustments consisting only of normal recurring adjustments necessary for fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Rental revenues are recognized using a method that represents a straight-line basis over the term of the lease. Leases are generally for one year or less.

Advertising Costs

All advertising costs are expensed as incurred and included on the statement of revenues and certain expenses with operating expenses. Year ended December 31, 2010 advertising costs totaled $337,329.

Use of Estimates

The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

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Pro Forma Condensed Consolidated Statement of Operations

     The accompanying unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011 of the Company is presented as if the Acquired Properties had been acquired on January 1, 2011. The Company is not aware of any material factors that would cause the reported financial information not to be indicative of future operating results.

     This Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the historical consolidated financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 31, 2011 filed with the Securities and Exchange Commission.

     The unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2011 assuming the above transactions had been consummated on January 1, 2011, nor does it purport to represent the future results of operations of the Company.

     The historical balance sheet included in the aforementioned Annual Report on Form 10-K includes all Acquired Properties; therefore no Pro Forma Balance Sheet is presented.

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Mid-America Apartment Communties, Inc.

Proforma Condensed Consolidated Statement of Operations

Year ended December 31, 2011

(Dollars in thousands, except per share data)

	HISTORICAL AMOUNTS (A)	PRO FORMA ADJUSTMENTS		PRO FORMA AMOUNTS

Operating revenues:
Rental revenues	$410,581	$18,352	(B)	$428,933
Other property revenues	37,394	1,093	(B)	38,487
Total property revenues	447,975	19,445		467,420
Management fee income	1,017	-		1,017
Total operating revenues	448,992	19,445		468,437
Property operating expenses:
Personnel	54,597	1,603	(B)	56,200
Building repairs and maintenance	15,750	636	(B)	16,386
Real estate taxes and insurance	50,924	1,830	(B)	52,754
Utilities	26,774	791	(B)	27,565
Landscaping	10,807	362	(B)	11,169
Other operating	32,664	1,143	(B)	33,807
Depreciation	115,605	6,891	(C)	122,496
Total property operating expenses	307,121	13,257		320,378
Acquisition expenses	3,319	-		3,319
Property management expenses	20,700	-		20,700
General and administrative expenses	18,123	545	(B)	18,668
Income from continuing operations before non-operating items	99,729	5,644		105,373
Interest and other non-property income	574	-		574
Interest expense	(58,612)	(5,325	)(D)	(63,937)
Loss on debt extinguishment	(755)	-		(755)
Amortization of deferred financing costs	(2,902)	-		(2,902)
Net casualty gains (loss) and other settlement proceeds	(619)	-		(619)
Gain (loss) on sale of non-depreciable assets	910	-		910
Income from continuing operations before loss from real estate joint ventures	38,325	318		38,643
Loss from real estate joint ventures	(593)	-		(593)
Income from continuing operations	$37,732	$318		$38,050

Weighted average shares outstanding (in thousands):
Basic	36,995			38,592	(E)
Effect of dilutive stock options	2,091			2,091
Diluted	39,086			40,683

Earnings per share - basic:
Income from continuing operations	$1.02			$0.99

Earnings per share - diluted:
Income from continuing operations	$0.97			$0.94

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Notes to Pro Forma Condensed Consolidated Statement of Operations

(A)	Represents the historical consolidated statement of operations of the Company through income from continuing operations as contained in the historical consolidated financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 31, 2011, filed with the Securities and Exchange Commission.

(B)	Represents the historical revenues and expenses prior to acquisition during the year ended December 31, 2011 attributable to the Acquired Properties as if the acquisitions had occurred on January 1, 2011.

(C)	Depreciation and amortization expense of $6.8 million includes $3.8 million for the amortization of the FMV of in-place lease intangibles. Depreciation and amortization is computed on a straight-line basis over the estimated useful lives of the related assets which range from 8 to 40 years for land improvements and buildings and 5 years for furniture, fixtures and equipment and 6 months for in-place leases. The depreciation and amortization relates to the aggregate purchase price of $362.5 million less the allocation to land of $43.4 million.

(D)	Represents incremental interest expense on $181.2 million of borrowings under current debt agreements used to partially finance the purchase of the Acquired Properties. Interest expense is calculated using the average interest rate of 5.12% for borrowings incurred.

(E)	Incremental shares totaling 2,813,000 were issued to partially fund the purchase of the Acquired Properties. These shares are assumed outstanding as of January 1, 2011, and result in an increase of 1,597,000 weighted average shares for the year ended December 31, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.
Date: February 24, 2012
/s/Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

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